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                                                                    EXHIBIT 10.6

                            VON HOFFMANN CORPORATION
                             1997 STOCK OPTION PLAN

     1. PURPOSES

     VON HOFFMANN CORPORATION (the "Company") desires to afford certain of its key employees, and the key employees of any subsidiary corporation or parent corporation of the Company now existing or hereafter formed or acquired, who are responsible for the continued growth of the Company, an opportunity to acquire a proprietary interest in the Company, and thus to create in such key employees an increased interest in and a greater concern for the welfare of the Company and its subsidiaries.

     The Company, by means of this 1997 Stock Option Plan (the "Plan"), seeks to retain the services of persons now holding key positions and to secure the services of persons capable of filling such positions.

     The stock options ("Options") offered pursuant to the Plan are a matter of separate inducement and are not in lieu of any salary or other compensation for the services of any key employee.

     The Options granted under the Plan are intended to be options that do not meet the requirements for "incentive stock options" within the meaning of
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

     2. NUMBER OF SHARES SUBJECT TO THE PLAN

     The total number of shares of common stock of the Company which may be purchased or acquired pursuant to the exercise of Options granted under the Plan shall not exceed, in the aggregate, 6,000,000 shares of the authorized common stock, $.01 par value per share, of the Company (the "Shares"), and no individual shall be granted Options to purchase more than 2,000,000 Shares during the term of the Plan, such numbers in each case subject to adjustment as provided in Article 11 hereof.

     Shares available for issuance acquired under the Plan may be either authorized but unissued Shares or Shares of issued stock held in the Company's treasury, or both, at the discretion of the Company. If and to the extent that Options granted

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under the Plan expire or terminate without having been exercised, the Shares covered by such expired or terminated Options may again be subject to an Option under the Plan.

     Except as provided in Article 18 and subject to Article 3, the Company may, from time to time during the period beginning as of May 22, 1997 (the "Effective Date") and ending on May 21, 2007 (the "Termination Date"), grant Options to certain key employees of the Company or any subsidiary corporation or parent corporation of the Company under the terms hereinafter set forth.

     As used in the Plan, the term "subsidiary corporation" and "parent corporation" shall mean, respectively, a corporation coming within the definition of such terms contained in Sections 424(f) and 424(c) of the Code.

     3. ADMINISTRATION

     The board of directors of the Company (the "Board of Directors") shall administer the Plan, provided that the Board of Directors may, from time to time, designate from any of its members a Compensation Committee, which shall be the Compensation Committee of the Board of Directors (the "Committee"), to administer the Plan. If so designated, the Committee shall consist of no fewer than two (2) members, each of whom shall be "non-employee directors" within the meaning of Rule 16b-3 (or any successor rule or regulation) promulgated under the Securities Exchange Act of 1934, as amended. A majority of the members of the Committee shall constitute a quorum, and the act of a majority of the members of the Committee shall be the act of the Committee. Any member of the Committee may be removed at any time either with or without cause by resolution adopted by the Board of Directors, and any vacancy on the Committee at any time may be filled by resolution adopted by the Board of Directors. If the Board of Directors administers the Plan, then reference herein, or in any letter granting Options pursuant to the Plan, to the Committee shall mean the Committee or the Board of Directors, as appropriate.

     Subject to the express provisions of the Plan, the Committee shall have authority, in its discretion, to determine the employees to whom Options shall be granted (the "Optionholders"), the time when such Options shall be granted, the number of Shares which shall be subject to each Option, the purchase price or exercise price of each Option, the period(s) during which such Options shall be exercisable (whether in whole or in part) and the other terms and provisions thereof (which need not be identical).

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     Subject to the express provisions of the Plan, the Committee also shall have authority to construe the Plan and the Options granted thereunder, to amend the Plan and the Options granted thereunder, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the terms and provisions of the Options (which need not be identical) granted thereunder and to make all other determinations necessary or advisable for administering the Plan.

     The Committee may establish performance standards for determining the periods during which Options shall be exercisable, including without limitation standards based on the earnings of the Company and its subsidiaries for various fiscal periods. The Committee shall define such performance criteria and, from time to time, the Committee in its sole discretion and in administering the Plan may make adjustments to such performance criteria for any fiscal period so that extraordinary or unusual charges or credits, acquisitions, mergers, consolidations, and other corporate transactions and other elements of or factors influencing the calculations of earnings or any other performance standard do not distort or affect the operation of the Plan in a manner inconsistent with the achievement of its purpose.

     The determination of the Committee on matters referred to in this Article 3 shall be conclusive.

     The Committee may employ such legal counsel, consultants and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion or computation received from any such legal counsel, consultant or agent. Expenses incurred by the Committee in the engagement of such counsel, consultant or agent shall be paid by the Company. No member or former member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any award of Options granted hereunder.

     4. ELIGIBILITY

     Options may be granted only to key employees of the Company or any subsidiary corporation or parent corporation of the Company.

     The Plan does not create a right in any employee to participate in the Plan, nor does it create a right in any employee to have any Options granted to him or her.

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     5. OPTION PRICE AND PAYMENT

     The price for each Share purchasable under any Option granted hereunder shall be such amount as the Committee shall determine in good faith to be the fair market value per Share at the date the Option is granted (the "Fair Market Value"); PROVIDED, HOWEVER, that the exercise price shall not be less than $1.00 per share.

     For purposes of the Plan, "fair market value," with respect to any date of determination, means:

          (i) if the Shares are listed or admitted to trading on a national securities exchange in the United States or reported through The Nasdaq Stock Market ("Nasdaq") then the closing sale price on such exchange or Nasdaq on such date or, if no trading occurred or quotations were available on such date, then on the closest preceding date on which the Shares were traded or quoted; or

          (ii) if not so listed or reported but a regular, active public market for the Shares exists (as determined in the sole discretion of the Committee, whose decision shall be conclusive and binding), then the average of the closing bid and ask quotations per Share in the over-the-counter market for such Shares in the United States on such date or, if no such quotations are available on such date, then on the closest date preceding such date. For purposes of the foregoing, a market in which trading is sporadic and the ask quotations generally exceed the bid quotations by more than 15% shall not be deemed to be a "regular, active public market."

     If the Committee determines that a regular, active public market does not exist for the Shares, the Committee shall determine the fair market value of the Shares in its good faith judgment based on the total number of shares of Common Stock then outstanding, taking into account all outstanding options, warrants, rights or other securities exercisable or exchangeable for, or convertible into, shares of Common Stock.

     For purposes of this Plan, the determination by the Committee of the Fair Market Value of a Share shall be conclusive.

     Upon the exercise of an Option granted hereunder, the Company shall cause the purchased Shares to be issued only when it shall have received the full purchase

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price for the Shares in cash or by certified check; PROVIDED, HOWEVER, that in lieu of cash, the holder of an Option may, if and to the extent the terms of such Option so provide and to the extent permitted by applicable law, exercise an Option in whole or in part, by delivering to the Company (a) shares of common stock of the Company (in proper form for transfer and accompanied by all requisite stock transfer tax stamps or cash in lieu thereof) owned by such holder having a Fair Market Value equal to the exercise price applicable to that portion of the Option being exercised by the delivery of such Shares or (b) such other form of payment as the Committee shall permit in its sole discretion at the time of exercise.

     6. USE OF PROCEEDS

     The cash proceeds of the sale of Shares pursuant to the Plan are to be added to the general funds of the Company and used for its general corporate purposes as the Board of Directors shall determine.

     7. TERM OF OPTIONS AND LIMITATIONS ON THE RIGHT OF EXERCISE

     An option shall be exercisable at such times, in such amounts and during such period or periods as the Committee shall determine at the date of the grant of such Option; PROVIDED, HOWEVER, that an Option shall not be exercisable after the expiration of ten (10) years from the date such Option is granted.

     The Committee shall have the right to accelerate, in whole or in part, from time to time, conditionally or unconditionally, rights to exercise any Option granted hereunder.

     To the extent that an Option is not exercised within the period of exercisability specified therein, it shall expire as to the then exercised part.

     In no event shall an Option granted hereunder be exercised for a fraction of a Share.

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     8. EXERCISE OF OPTIONS

     Options granted under the Plan shall be exercised by the Optionholder as to all or part of the Shares covered thereby by the giving of written notice of the exercise thereof to the Corporate Secretary of the Company at the principal business office of the Company, specifying the number of Shares to be purchased and specifying a business day not more than fifteen (15) days from the date such notice is given for the payment of the purchase price against delivery of the Shares being purchased. Subject to the terms of Articles 13, 14, 15 and 16, the Company shall cause certificates for the Shares so purchased to be delivered to the Optionholder at the principal business office of the Company, against payment of the full purchase price, on the date specified in the notice of exercise.

     9. NON-TRANSFERABILITY OF OPTIONS

     No Option granted hereunder shall be transferable, whether by operation of law or otherwise, other than by will or the laws of descent and distribution or to a trust for the benefit of members of the family of the Optionholder, and any Option granted hereunder shall be exercisable during the lifetime of the holder only by such holder (or by the trustee of a transferee which is a trust for the benefit of members of the family of the optionee). Except to the extent provided above, Options may not be assigned, transferred, pledged, hypothecated or disposed of in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process, and any purported assignment in contravention hereof shall be void and of no effect.

     10. TERMINATION OF EMPLOYMENT

     Upon termination of employment of any Optionholder with the Company and all parent and subsidiary corporations, an Option previously granted to the Optionholder, unless otherwise specified by the Committee in the Option, shall, to the extent not theretofore exercised, terminate and become null and void, provided that:

          (a) if the employee shall die while in the employ of such corporation and at a time when such employee was entitled to exercise an Option as herein provided, the legal representative of such employee, or such person who acquired such Option by bequest or inheritance or by reason of the death of the employee, shall have the right to exercise such Option so granted, to the extent not theretofore exercised, in respect of any or all of such number of

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     Shares that such employee is entitled to purchase pursuant to such Option at the time of such employee's death, at any time up to and including one
     (1) year after the date of death;

          (b) if the employment of any employee to whom such Option shall have been granted shall terminate by reason of the employee's disability (as defined below), and while such employee is entitled to exercise such Option as herein provided, such employee shall have the right to exercise such Option so granted, to the extent not theretofore exercised, in respect of any or all of such number of Shares that such employee is entitled to purchase pursuant to such Option at the time of such termination, at any time up to and including six (6) months after the date of termination of employment; and

          (c) if the employment of any employee to whom such Option shall have been granted shall terminate by reason of dismissal by the employer other than for cause (as defined below), and while such employee is entitled to exercise such Option as herein provided, such employee shall have the right to exercise such Option so granted, to the extent not theretofore exercised, in respect of any or all of such number of Shares that such employee is entitled to purchase pursuant to such Option at the time of such termination, at any time up to and including thirty (30) days after the date of termination of employment.

     If an employee voluntarily terminates his or her employment, or is discharged for cause, any Option granted hereunder shall, unless otherwise specified by the Committee in the Option, forthwith terminate with respect to any unexercised portion thereof.

     If an Option granted hereunder shall be exercised by the legal representative of a deceased or disabled Optionholder, or by a person who acquired an Option granted hereunder by bequest or inheritance or by reason of death of any Optionholder, written notice of such exercise shall be accompanied by a certified copy of letters testamentary or equivalent proof of the right of such legal representative or other person to exercise such Option.

     For all purposes of the Plan, the term "for cause" shall mean, (i) with respect to an Optionholder who is a party to a written employment agreement with the Company, which agreement contains a definition of "for cause" or "cause" (or words of like import) for purposes of termination of employment thereunder by the

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Company, "for cause" or "cause" as defined in the most recent of such agreements, or (ii) in all other cases, as determined by the Committee, in its sole discretion, that one or more of the following has occurred: (A) the conviction of such Optionholder by a court of competent jurisdiction of, or entry of a plea of NOLO CONTENDERE with respect to, a felony or any other crime which involves fraud, dishonesty or moral turpitude; (ii) fraud, embezzlement or gross insubordination on the part of such Optionholder; (iii) such Optionholder's chronic abuse of or dependence on alcohol or drugs (illicit or otherwise) that interferes with the performance of such Optionholder's duties, responsibilities or obligations to the Company or any of its subsidiaries; (iv) the material breach by such Optionholder of Section 6.1 of the Shareholders' Agreement, dated as of May 22, 1997, by and among the Company and its stockholders who are signatories thereto; or (v) any act of moral turpitude or willful misconduct by such Optionholder which (A) is intended to result in substantial personal enrichment of such Optionholder at the expense of the Company or any of its subsidiaries or (B) may have a material adverse impact on the business or reputation of the Company or any of its subsidiaries (such determination to be made by the Board or the board of directors of Von Hoffmann Press, Inc., in either case, in such board's reasonable judgment).

     For all purposes of the Plan, the term "disability" means (i) with respect to an Optionholder who is a party to a written employment agreement with the Company, which agreement contains a definition of "disability" or "permanent disability" (or words of like import) for purposes of termination of employment thereunder by the Company, "disability" or "permanent disability" as defined in the most recent of such agreements, or (ii) in all other cases, means such Optionholder's inability to perform substantially his or her duties and responsibilities to the Company or any of its subsidiaries by reason of physical or mental illness, injury, infirmity or condition: (i) for a continuous period for 120 days or one or more periods aggregating 150 days in any twelve-month period; (ii) at such time as such Optionholder is eligible to receive disability income payments under any long-term disability insurance plan maintained by the Company or any of its subsidiaries; or (iii) at such earlier time as such Optionholder or the Company or Von Hoffmann Press, Inc. submits medical evidence, in the form of a physician's certification, that such Optionholder has a physical or mental illness, injury, infirmity or condition that will likely prevent such Optionholder from substantially performing his duties and responsibilities for 120 days or longer.

     A termination of employment shall not be deemed to occur by reason of (i) the transfer of an Optionholder from employment by the Company to employment by a

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subsidiary corporation or a parent corporation of the Company or (ii) the transfer of an Optionholder from employment by a subsidiary corporation or a parent corporation of the Company to employment by the Company or by another subsidiary corporation or parent corporation of the Company.

     Notwithstanding anything to the contrary contained in this Article 10, in no event shall any person be entitled to exercise any Option after the expiration of the period of exercisability of such Option as specified therein.

     11. ADJUSTMENT OF SHARES; EFFECT OF CERTAIN TRANSACTIONS

     For purposes of this Plan, a "change in control" of the Company occurs if:
(a) any "Person" (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act), other than DLJ Merchant Banking II, Inc. or any of its affiliates or any combination thereof (collectively, the "DLJ Entities"), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of more than 50% of the total combined voting power of all classes of capital stock of the Company normally entitled to vote for the election of directors of the Company; or (b) the Board of Directors shall approve a sale of all or substantially all of the assets of the Company, in one transaction or a series of related transactions, other than to an entity owned or controlled by the DLJ Entities; or (c) the Board of Directors shall approve any merger or consolidation or the Company in which the shareholders of the Company immediately prior to such transaction own, in the aggregate, less than 50% of the total combined voting power of all classes of capital stock of the surviving entity normally entitled to vote for the election of directors of the surviving entity.

     Upon the occurrence of a transaction described in the preceding paragraph, each Option may, at the discretion of the Committee, be terminated within a specified number of days after notice to the holder of such Option, and each such holder will receive, in respect of each Share for which such Option then is exercisable, an amount equal to the excess of the then Fair Market Value of such Share over the exercise price per Share, payable in the same consideration received by the shareholders of the Company upon the closing of such transaction.

     In the event of any change in the outstanding Shares through merger, consolidation, reorganization, recapitalization, stock dividend, stock split, reverse split, split-up, split-off, spin-off, combination of shares, exchange of shares, or other

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like change in capital structure of the Company, the Committee shall make such adjustments to each outstanding Option that it, in its sole discretion, deems appropriate. The term "Shares" after any such change shall refer to the securities, cash and/or property then receivable upon exercise of an Option. In addition, in the event of any such change, the Committee shall make any further adjustment as may be appropriate to the maximum number of Shares which may be acquired under the Plan pursuant to the exercise of Options, the maximum number of Shares for which Options may be granted to any individual under the Plan, the minimum exercise price per Share for Options to be granted under the Plan, and the number of Shares and prices per Share subject to outstanding Options as shall be equitable to prevent dilution or enlargement of rights under such Options, and the determination of the Committee as to these matters shall be conclusive.

     12. RIGHT TO TERMINATE EMPLOYMENT

     The Plan shall not impose any obligation on the Company or on any subsidiary corporation or parent corporation thereof to continue the employment of any Optionholder and it shall not impose any obligation on the part of any Optionholder to remain in the employ of the Company or of any subsidiary corporation or parent corporation thereof.

     13. SECURITIES LAW MATTERS

     Expect as hereinafter provided, the Committee may require an Optionholder, as a condition upon exercise of any Option granted hereunder, to execute and deliver to the Company a written statement, in form satisfactory to the Committee, in which the Optionholder represents and warrants that Shares are being acquired for such Optionholder's own account for investment only and not with a view to the resale or distribution thereof. The Optionholder shall, at the request of the Committee, be required to represent and warrant in writing that any subsequent resale or distribution of Shares by the Optionholder shall be made only pursuant to either (i) a Registration Statement on an appropriate form under the Securities Act of 1933, as amended (the "Securities Act"), which Registration Statement has become effective and is current with regard to the Shares being sold, or (ii) a specific exemption from the registration requirements of the Securities Act, but in claiming such exemption the Optionholder shall, prior to any offer of sale or sale of such Shares, obtain a prior favorable written opinion of counsel, in form and substance satisfactory to counsel for the Company, as to the application of such exemption thereto. The foregoing restriction shall not apply to (i) issuances by the Company so long as the Shares being issued are registered

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under the Securities Act and a prospectus in respect thereof is current or (ii)
re-offerings of Shares by affiliates of the Company (as defined in Rule 405 or any successor rule or regulation promulgated under the Securities Act) if the Shares being re-offered are registered under the Securities Act and a prospectus in respect thereof is current.

     14. ISSUE OF CERTIFICATES, LEGENDS, PAYMENT OF EXPENSES

     Subject to Articles 13, 15 and 16, upon any exercise of an Option which may be granted hereunder and payment of the purchase price, a certificate or certificates for the Shares shall be issued by the Company in the name of the person exercising the Option and shall be delivered to or upon the order of such person.

     The Company may endorse such legend or legends upon the certificates for Shares issued pursuant to the Plan and, if a transfer agent has been engaged by the Company, may issue such "stop transfer" instructions to its transfer agent in respect of such Shares as, in its discretion, it determines to be necessary or appropriate to (i) prevent a violation of, or to perfect an exemption from, the registration requirements of the Securities Act, or (ii) implement the provisions of the Plan and any agreement between the Company and the Optionholder with respect to such Shares.

     The Company shall pay all issue or transfer taxes with respect to the issuance or transfer of Shares, as well as all fees and expenses necessarily incurred by the Company in connection with such issuance or transfer.

     All Shares issued as provided herein shall be fully paid and non-assessable to the extent permitted by law.

     15. WITHHOLDING TAXES

     The Company will require, as a condition to an Optionholder exercising a Option granted hereunder, that the Optionholder reimburse the corporation that employs such Optionholder for any taxes required by any government to be withheld or otherwise deducted and paid by such corporation in respect of the issuance or disposition of such Shares. In lieu thereof, the corporation that employs such Optionholder shall have the right to withhold the amount of such taxes from any other sums due or to become due from such corporation to the Optionholder upon such terms and conditions as the Committee shall prescribe. The corporation that employs such Optionholder may, in its discretion, hold the stock certificate to which such Optionholder is entitled upon the exercise of an Option as security for the payment of

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such withholding tax liability, until cash sufficient to pay that liability has been accumulated.

     16. LISTING OF SHARES AND RELATED MATTERS

     The Committee may delay the issuance or delivery of Shares pursuant to any Option granted hereunder if it determines that listing, registration or qualification of Shares or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Option under the Plan or the issuance of Shares thereunder, until such listing, registration, qualification, consent or approval shall have been effected or obtained, or otherwise provided for, free of any conditions not acceptable to the Committee.

     17. AMENDMENT OF THE PLAN

     The Committee may, from time to time, amend the Plan, provided that no amendment shall be made, without the approval of the stockholders of the Company, that will (i) increase the total number of Shares reserved for Options under the Plan (other than an increase resulting from an adjustment provided for in Article 11), (ii) reduce the exercise price of any Option granted hereunder below the price required by Article 5, (iii) modify the provisions of the Plan relating to eligibility, or (iv) materially increase the benefits accruing to participants under the Plan. The rights and obligations under any Option granted before amendment of the Plan or any unexercised portion of such Option shall not be adversely affected by amendment of the Plan or such Option without the consent of the holder of such Option.

     18. TERMINATION OR SUSPENSION OF THE PLAN

     The Board of Directors may at any time suspend or terminate the Plan. The Plan, unless sooner terminated by action of the Board of Directors, shall terminate at the close of business on the Termination Date. Options may not be granted while the Plan is suspended or after it is terminated. Rights and obligations under any Option granted while the Plan is in effect shall not be altered or impaired by suspension or termination of the Plan, except upon the consent of the person to whom the Option was granted. The power of the Committee to construe and administer any Options granted prior to the termination or suspension of the Plan under Article 3 nevertheless shall continue after such termination or during such suspension.

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     19. GOVERNING LAW

     The Plan and such Options as may be granted thereunder and all related matters shall be governed by, and construed and enforced in accordance with, the laws of the State of Missouri from time to time obtaining.

     20. PARTIAL INVALIDITY

     The invalidity or illegibility of any provision hereof shall not be deemed to affect the validity of any other provision.

     21. EFFECTIVE DATE

     The Plan shall become effective at 9.00 a.m., New York City Time, on the Effective Date.

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